 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): April 24, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On April 24, 2019, April 26, 2019 and April 29, 2019, Amyris, Inc. (the “Company”) entered into separate Security Purchase Agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”), including (i) Foris Ventures, LLC (“Foris”), an entity affiliated with director John Doerr of Kleiner Perkins Caufield & Byers, a current stockholder, and an owner of greater than five percent of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) affiliates of Vivo Capital LLC (“Vivo”), an entity affiliated with director Frank Kung and an owner of greater than five percent of the Common Stock and (iii) certain other non-affiliated investors (the “Non-Affiliated Investors”), for the issuance and sale of an aggregate of 7,356,913 shares of Common Stock (the “Shares”) and warrants (the “Warrants”) to purchase an aggregate of 8,084,770 shares of Common Stock (the “Warrant Shares”) for an aggregate purchase price of $34.0 million (the “Offering”).

Pursuant to the Purchase Agreements, the Company agreed to issue and sell (i) 2,832,440 shares of Common Stock at a price of $5.12 per share, the closing price of the Common Stock on the Nasdaq Global Select Market (“Nasdaq”) on April 23, 2019, as well as Warrants to purchase 3,983,230 shares of Common Stock at an exercise price of $5.12 per share, with an exercise term of two years from issuance, to Foris, (ii) an aggregate of 913,529 shares of Common Stock at a price of $4.76 per share, the consolidated closing bid price of the Common Stock on Nasdaq on April 26, 2019, as well as Warrants to purchase an aggregate of 1,212,787 shares of Common Stock at an exercise price of $4.76 per share, with an exercise term of two years from issuance, to Vivo and (iii) an aggregate of 3,610,944 shares of Common Stock at a price of $4.02 per share, as well as Warrants to purchase an aggregate of 2,888,753 shares of Common Stock at an exercise price of $5.02 per share, with an exercise term of two years from issuance, to the Non-Affiliated Investors. The exercise price of the Warrants is subject to standard adjustments but does not contain any anti-dilution protection, and the Warrants only permit “cashless” or “net” exercise after the six-month anniversary of issuance, and only to the extent that there is not an effective registration statement covering the resale of the applicable Warrant Shares. In addition, each Warrant provides that the Company may not effect any exercise of such Warrant to the extent that, after giving effect to such exercise, the applicable Investor, together with its affiliates, would beneficially own in excess of 19.99% of the number of shares of Common Stock outstanding after giving effect to such exercise, unless the Company has obtained stockholder approval to exceed such limit.

The initial closing of the Offering (the “Initial Closing”) occurred on April 26, 2019. At the Initial Closing, the Company issued an aggregate of 4,876,221 shares of Common Stock and Warrants to purchase an aggregate of 5,618,255 shares of Common Stock for aggregate cash proceeds of $23.2 million. The second closing of the Offering (the “Second Closing”) occurred on April 29, 2019. At the Second Closing, the Company issued an aggregate of 1,236,911 shares of Common Stock and Warrants to purchase an aggregate of 1,471,491 shares of Common Stock for aggregate cash proceeds of $5.8 million. The Company expects to consummate the remaining portion of the Offering (the “Subsequent Closing”) by May 3, 2019. The Company intends to use the proceeds from the Offering for working capital and other general corporate purposes, including the repayment of indebtedness.

The Purchase Agreements include customary representations, warranties and covenants of the parties. In addition, pursuant to the Purchase Agreements, each Investor has agreed not to exercise or convert any portion of any Company security to the extent that, after giving effect to such exercise or conversion, such Investor, together with its affiliates, would beneficially own in excess of 19.99% of the number of shares of Common Stock outstanding after giving effect to such exercise or conversion, unless the Company has obtained stockholder approval to exceed such limit. The Purchase Agreements also contain certain registration rights with respect to the Shares and the Warrant Shares.

The foregoing descriptions of the Purchase Agreements and the Warrants are qualified in their entirety by reference to the Form of Security Purchase Agreement and the Form of Warrant, which are filed hereto as Exhibit 10.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

The securities issued or to be issued pursuant to the Purchase Agreements are being sold in private placements pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated under the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
4.1	Form of Warrant (found at Exhibit A, herein)
10.1	Form of Security Purchase Agreement

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of proceeds to be received by the Company from the Offering and the uses thereof, the timing of the Subsequent Closing, and related matters. These statements are subject to risks and uncertainties, including the failure of the Subsequent Closing to occur and the failure by the Company to receive proceeds therefrom, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: April 30, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer